                                                                    Exhibit 99.1

FOR IMMEDIATE RELEASE:


         CNB FINANCIAL SERVICES, INC. ANNOUNCES RESULTS FOR THE QUARTER

         Thomas F. Rokisky, President/CEO of CNB Financial Services, Inc. (CNB), the parent company of Citizens National Bank of Berkeley Springs announced for the three months ended March 31, 2004, CNB had consolidated net income of $569,000, or $1.24 per share as compared to $315,000, or $0.69 per share for the three months ended March 31, 2003.

         CNB, with total assets at March 31, 2004 of $204.6 million, has two full service offices in Berkeley Springs, West Virginia with an ATM at the main office and a cash machine located at Cacapon State Park. The Bank also has two full service branch offices and ATMs in Berkeley County, West Virginia. One office is in Hedgesville, West Virginia and the newest office is in south Martinsburg, West Virginia. The Bank also has a cash machine located at the Woods Resort near Hedgesville.

         This press release may include "forward-looking statements" as defined by the Securities and Exchange Commission. Such statements are those concerning the 2003 outlook for earnings, revenues and expenses. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the company based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the company.

                             - financials follow -

                   CNB FINANCIAL SERVICES, INC. AND SUBSIDIARY
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                                MARCH 31,        DECEMBER 31,
                                   ASSETS                         2004               2003
                                                             --------------     --------------
                                                               (Unaudited)
Cash and due from banks                                      $   10,385,376     $    7,641,280
Federal funds sold                                                3,918,000              3,000
Securities available for sale
   (at approximate market value)                                 33,662,082         39,361,934
Federal Home Loan Bank stock, at cost                               707,400            865,700
Federal Reserve Bank stock, at cost                                 129,650            129,650
Loans and lease receivable, net                                 147,885,935        144,665,208
Accrued interest receivable                                         774,951            838,659
Premises and equipment, net                                       5,307,613          5,288,633
Cash surrender value of life insurance                            1,071,356          1,065,435
Deferred income taxes                                               202,718            352,405
Intangible assets                                                    22,308             23,795
Other assets                                                        491,599            820,052
                                                             --------------     --------------
         TOTAL ASSETS                                        $  204,558,988     $  201,055,751
                                                             ==============     ==============

                    LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
   Deposits:
        Demand                                               $   32,393,895     $   29,485,097
        Interest-bearing demand                                  34,406,926         34,042,317
        Savings                                                  26,284,765         24,360,890
        Time, $100,000 and over                                  36,600,198         36,642,560
        Other time                                               55,062,222         56,367,865
                                                             --------------     --------------
                                                             $  184,748,006     $  180,898,729
   Accrued interest payable                                         640,039            673,624
   FHLB borrowings                                                       --          1,200,000
   Accrued expenses and other liabilities                         1,788,907          1,714,457
                                                             --------------     --------------
         TOTAL LIABILITIES                                   $  187,176,952     $  184,486,810
                                                             --------------     --------------
SHAREHOLDERS' EQUITY
   Common stock, $1 par value; 5,000,000  shares
       authorized; 458,048 shares outstanding                $      458,048     $      458,048
   Capital surplus                                                3,863,592          3,863,592
   Retained earnings                                             13,029,425         12,460,556
   Accumulated other comprehensive income                            30,971           (213,255)
                                                             --------------     --------------
         TOTAL SHAREHOLDERS' EQUITY                          $   17,382,036     $   16,568,941
                                                             --------------     --------------
         TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY          $  204,558,988     $  201,055,751
                                                             ==============     ==============

The Notes to Consolidated Financial Statements are an integral part of these statements.

                   CNB FINANCIAL SERVICES, INC. AND SUBSIDIARY
                  CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

                                                 THREE MONTHS ENDED
                                                     MARCH 31,
                                             -------------------------
                                                2004           2003
                                             ----------     ----------
INTEREST INCOME
   Interest and fees on loans                $2,384,198     $2,320,147
   Interest and dividends on securities
      U.S. Government agencies and
         corporations                           243,549        341,234
      Mortgage backed securities                 89,731        161,779
      State and political subdivisions           44,978         13,112
      Other                                       2,863          4,599
   Interest on federal funds sold                 2,785          7,527
                                             ----------     ----------
                                             $2,768,104     $2,848,398
                                             ----------     ----------
INTEREST EXPENSE
   Interest on interest bearing demand,      $  778,859     $1,216,268
     savings and time deposits
   Interest on federal funds purchased               --            146
   Interest on FHLB borrowings                    2,900             --
                                             ----------     ----------
                                             $  781,759     $1,216,414
                                             ----------     ----------

           NET INTEREST INCOME               $1,986,345     $1,631,984

PROVISION FOR LOAN LOSSES                        87,000         51,000
                                             ----------     ----------
           NET INTEREST INCOME AFTER
               PROVISION FOR LOAN LOSSES     $1,899,345     $1,580,984
                                             ----------     ----------
NONINTEREST INCOME
   Service charges on deposit accounts       $  257,189     $  190,789
   Other service charges, commissions
      and fees                                   89,247         91,883
   Insurance commissions                         33,002         24,271
   Other operating income                        17,531         18,849
   Net gain on sale of securities                49,876         44,595
   Income from title company                      9,829         10,250
                                             ----------     ----------
                                             $  456,674     $  380,637
                                             ----------     ----------
NONINTEREST EXPENSES
   Salaries                                  $  595,918     $  679,389
   Employee benefits                            217,879        212,220
   Occupancy of premises                         77,906         72,013
   Furniture and equipment expense              202,054        117,537
   Other operating expenses                     415,888        402,499
                                             ----------     ----------
                                             $1,509,645     $1,483,658
                                             ----------     ----------

            INCOME BEFORE INCOME TAXES       $  846,374     $  477,963

PROVISION FOR INCOME TAXES                      277,505        162,611
                                             ----------     ----------
            NET INCOME                       $  568,869     $  315,352
                                             ==========     ==========
BASIC EARNINGS PER SHARE                     $     1.24     $     0.69
                                             ==========     ==========

The Notes to Consolidated Financial Statements are an integral part of these statements.